UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under ss. 240.14a-12

                            DNB FINANCIAL CORPORATION
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                        DNB FINANCIAL CORPORATION [logo]
                               4 Brandywine Avenue
                      Downingtown, Pennsylvania 19335-0904
                                  610-269-1040


                            NOTICE OF ANNUAL MEETING
                          To Be Held on April 24, 2001


TO THE STOCKHOLDERS OF DNB FINANCIAL CORPORATION:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DNB FINANCIAL CORPORATION (the "Corporation") will be held at 10:00 a.m., prevailing time on Tuesday, April 24, 2001 at the Central Presbyterian Church, 100 W. Uwchlan Avenue, Downingtown, Pennsylvania 19335 (Route 113, approximately one half mile south of the Route 30 bypass) for the purpose of considering and acting upon the following proposals:

         (1) To elect two directors to serve for three years or until their successors have been elected and qualified; and

         (2) To amend the Corporation's Amended and Restated Articles of Incorporation (i) to provide that a 75% shareholder vote requirement shall only apply to those mergers, consolidations and similar transactions which have not received the approval of the Corporation's Board of Directors, and (ii) to correct an incorrect numerical reference in Article 6 thereof; and

         (3) To ratify the appointment of KPMG LLP as the independent auditors for the fiscal year ending December 31, 2001; and

         (4) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof. Except with respect to procedural matters incident to the conduct of the meeting, the Board of Directors is not aware of any other business which may come before the meeting.

         Stockholders of record at the close of business on February 28, 2001 are entitled to notice of and to vote at the Annual Meeting.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ Ronald K. Dankanich

                                         Ronald K. Dankanich, Secretary

Downingtown, Pennsylvania

March 21, 2001



      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                            DNB FINANCIAL CORPORATION
                               4 Brandywine Avenue
                      Downingtown, Pennsylvania 19335-0904

                         ------------------------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 24, 2001

                         ------------------------------

Solicitation and Voting of Proxies

      This Proxy Statement is being furnished to stockholders of DNB Financial Corporation (the "Corporation") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Central Presbyterian Church, 100 W. Uwchlan Avenue, Downingtown, Pennsylvania 19335, on Tuesday, April 24, 2001 at 10:00 a.m., and at any adjournments thereof. The 2000 Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2000, accompanies this Proxy Statement, which is first being mailed to stockholders on or about March 21, 2001.

      Regardless of the number of shares of Common Stock owned, it is important that stockholders be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed Proxy and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the Proxy. Proxies solicited by the Board of Directors of DNB Financial Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the election of the nominees for directors named in the Proxy Statement, FOR the proposal to amend the Corporation's Amended and Restated Articles of Incorporation, and FOR the ratification of KPMG LLP as independent auditors for the fiscal year ending December 31, 2001.

      The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof. Abstentions and broker non-votes are counted as present and represented for quorum purposes, but will not be included in the total number of votes cast for purposes of determining whether matters to be voted upon at the meeting have been approved. Abstentions will have the effect of a negative vote.

      A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Corporation, by delivering to the Corporation a duly executed proxy bearing a later date, or by attending the Annual Meeting, filing a notice of revocation with the Secretary and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

      The expenses of the solicitation of proxies will be borne by the Corporation. Certain officers, directors and employees of the Corporation and Downingtown National Bank (the "Bank") may solicit proxies personally, by mail, telephone or otherwise. Such persons will not receive any fees or other compensation for such solicitation. The Corporation will reimburse brokers, custodians, nominees and fiduciaries for all reasonable expenses which they have incurred in sending proxy materials to the beneficial owners of the Corporation's common stock held by them.

Voting Securities and Beneficial Ownership Thereof

      The securities which may be voted at the Annual Meeting consist of shares of common stock of DNB Financial Corporation, par value $1.00 per share (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting.

      The close of business on February 28, 2001 has been established by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,691,575 shares.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth information as of February 28, 2001, with respect to the beneficial ownership of each director, each nominee for election as director, each beneficial owner known by the Corporation of more than five percent (5%) of the outstanding common stock of the Corporation, certain named executive officers and all directors and executive officers as a group.

                                                       Amount and Nature of Beneficial Ownership
                                            ----------------------------------------------------------------
                                                                  Sole            Shared
                                                Total          Voting and       Voting and          Percent
Name of                                      Beneficial        Investment       Investment             of
Beneficial Owner                           Ownership (1,2)      Power (2)          Power           Class (3)
----------------                           ---------------      ---------         ------           ---------
Richard L. Bergey..........................    19,765            19,555              210             1.07%

Robert J. Charles..........................    30,977            18,338           12,639             1.67

Ronald K. Dankanich........................    18,052            18,052               --             0.97

Thomas R. Greenleaf........................    17,673             7,368           10,305             0.95

Vernon J. Jameson..........................    17,563            17,563               --             0.95

William S. Latoff..........................    34,037            34,037               --             1.84

Bruce E. Moroney...........................    21,502            15,876            5,626             1.16

Joseph G. Riper............................     4,139             4,139               --             0.22

Louis N. Teti.............................     10,509             9,078            1,431             0.57

Henry F. Thorne............................    34,645            34,645               --             1.87

James H. Thornton.........................      8,801             8,801               --             0.47

DNB Trust & Investment Group...............    65,536            26,341           39,195             3.87

Directors & Executive Officers
    as group (14 Persons)..................   259,453           224,096           35,357            13.99

(1) Based upon information furnished by the respective individual and/or filings made pursuant to the Exchange Act. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic interest in the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Includes shares which may be acquired by exercise of vested options granted under the 1995 Stock Option Plan of DNB Financial Corporation amounting to 8,036 shares each for Messrs. Charles, Jameson and Teti, 4,020 shares for Messrs. Latoff and Riper, 6,696 shares for Mr. Greenleaf, 7,689 shares for Mr. Thornton, 27,074 shares for Mr. Thorne, 19,556 shares for Mr. Bergey, 17,776 shares for Mr. Dankanich, 15,286 shares for Mr. Moroney and 162,858 total shares for all Directors and Executive Officers as a group. The number of shares have been adjusted to reflect the 5% stock dividend paid in December, 2000.

(3) Shares of the Corporation's Common Stock issuable pursuant to options are deemed outstanding for purposes of computing the percentage of the person or group holding such options, but are not deemed outstanding for purposes of computing the percentage of any other person.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      In accordance with its By-laws, the number of directors of the Corporation is currently set at eight (8). Each of the members of the Board of Directors of the Corporation also serves as a Director of the Bank. Directors are elected for staggered terms of three years each, with a term of office of only one class of directors expiring in each year. Directors serve until their successors are elected and qualified. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and DNB Financial Corporation.

      The By-laws further provide that vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by a majority of the remaining members of the Board of Directors, though less than a quorum, and each person so appointed shall be a director until the expiration of the term of office of the class of directors to which he was appointed.

      The nominees proposed for election to Class "C" of the Board of Directors at the Annual Meeting are Messrs. William S. Latoff and Joseph G. Riper who have consented to being named as nominees and agreed to serve if elected. If any person named as nominee should become unable to serve, proxies will be voted in favor of a substitute nominee as the Board of Directors of the Corporation shall determine. The Board of Directors has no reason to believe that any of the directors listed above will be unable to serve as director.

      In addition, there is no cumulative voting for the election of the directors. Each share of Common Stock is entitled to cast only one vote for each nominee. For example, if a shareholder owns ten shares of Common Stock, he or she may cast up to ten votes for each of the two directors in the class to be elected, during those years when two directors have been nominated. A majority vote of shares represented by proxy or in person is required for the election of directors.

Unless authority to vote for the director is withheld, it is intended that the shares represented by the enclosed Proxy will be voted FOR the election of the two nominees.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
                   ALL NOMINEES NAMED IN THIS PROXY STATEMENT

      Set forth below is certain  information as of February 28, 2001 concerning
the  nominees   for  election  as  directors   and  each  other  member  of  the
Corporation's Board of Directors


                NOMINEES FOR THE THREE-YEAR TERM EXPIRING IN 2004

                                Principal Occupation During The
Name                    Age     Past Five Years & Service Data (1)


William S. Latoff       52      Director; Principal, Bliss & Company, Ltd.
                                Certified Public Accountants
                                Director Since 1998
                                Term Expires 2004

Joseph G. Riper         52      Director; Attorney with the law firm
                                of Riley, Riper, Hollin & Colagreco
                                Director Since 1997
                                Term Expires 2004

                                 OTHER DIRECTORS

Robert J. Charles       72      Director and Chairman of the Board;
                                Former President of Charles News Agency, Inc.
                                Director Since 1976
                                Term Expires 2003

Thomas R. Greenleaf     73      Director; Former President of
                                Chemical Leaman Tank Lines
                                Director Since 1979
                                Term Expires 2002

Vernon J. Jameson       71      Director; Former President of
                                V. J. Jameson & Son, Inc.
                                Director Since 1973
                                Term Expires 2003

Louis N. Teti           50      Director; Attorney with the law firm
                                of MacElree Harvey
                                Director Since 1995
                                Term Expires 2002

Henry F. Thorne         57      Director; President and Chief Executive Officer
                                of the Corporation and the Bank
                                Director Since 1992
                                Term Expires 2003

James H. Thornton       55      Director; Former President and
                                Chief Executive Officer of Brandywine Hospital
                                Director Since 1995
                                Term Expires 2002

_______________________
(1) Includes service as a director of Downingtown National Bank prior to the formation of the Corporation in 1982. All individuals listed are directors of both the Bank and the Corporation.


General Information About the Board of Directors

      During 2000, the Bank's Board of Directors held 12 meetings, excluding committee meetings which are described below. Directors, with the exception of Mr. Thorne, who receives no director or committee fees, receive a quarterly retainer of $3,045, provided 75% of the meetings are attended. Mr. Charles, the Corporation's and Bank's Chairman, receives a quarterly retainer of $7,000 provided 75% of the meetings are attended. Outside Directors also receive $225 for each committee meeting attended. All fees are paid by the Bank. During 2000, the Corporation's Board of Directors held 7 meetings. Directors receive no fees for these meetings of the Corporation, since they are usually held on the same day as the Bank's Board Meeting. Each of the directors of the Corporation is also a director of the Bank. During their period of service during 2000, each attended at least 75% of the combined total number of meetings of the Corporation's Board of Directors and the committees of which he is a member. Each also attended at least 75% of the combined total number of meetings of the Bank's Board of Directors and committees of which he is a member. Each committee described below, unless otherwise noted, is a committee of the Bank and the Corporation. Neither the Bank nor the Corporation has a standing Nominating Committee.

      The Executive Committee consists of Messrs. Charles, Greenleaf, and Thorne. This Committee has the authority to exercise the powers of the Board of Directors between regular Board meetings. The Committee did not meet during 2000.

      The Benefits & Compensation Committee consists of Messrs. Charles, Greenleaf and Thorne. This Committee oversees the Human Resource policies of the Bank, which includes approving recommendations for salary increases. The Committee met 2 times during 2000.

      The Board Loan Committee consists of Messrs. Charles, Latoff, Riper, Thorne and Thornton. This Committee reviews and takes action on proposed and existing loans in excess of Officers' Credit Committee authority. The Committee met 17 times during 2000.

      The Audit/Compliance Committee consists of Messrs. Riper, Teti and Thornton. This Committee reviews the records and affairs of the Bank and the Trust & Investment Group to determine their financial condition; reviews with management, the internal auditor and the independent auditors the systems of internal control; and monitors the adherence in accounting and financial reporting to generally accepted accounting principles and compliance with banking laws and regulations. The Committee met 5 times during 2000.

      The Trust Committee consists of Messrs. Dankanich, Greenleaf, Jameson, Latoff, Stauffer, Teti and Thorne. This Committee reviews and recommends policies and procedures for DNB's Trust & Investment Group, approves estate administration and ensures compliance to applicable Federal regulations. The Committee met 12 times during 2000.

      Section  16(a)  of the  Securities  Exchange  Act  of  1934  requires  the
Corporation's executive officers and directors to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers and directors are required by SEC regulations to furnish the Corporation with copies of all Section 16 (a) forms they file.

Executive Officers Who Are Not Directors

      The following sets forth information with respect to executive officers of the Corporation and the Bank who do not serve on the Board of Directors. There are no arrangements or understanding between the Corporation or the Bank and any person pursuant to which any such officers were selected.

      Richard L. Bergey (Age 60), joined the Bank in September 1992 and currently serves as Senior Vice President--Credit Services Division of the Bank. Mr. Bergey is directly responsible for the Bank's lending and loan administration functions.

      Ronald K. Dankanich (Age 46), joined the Bank in October 1972 and currently serves as Senior Vice President--Operations Division, Cashier of the Bank and Secretary of the Corporation. Mr. Dankanich is directly responsible for Data Processing, Bank Reconcilements, Operations, Bank Services and Human Resources.

      Charles E. Bradford (Age 59), joined the Bank in July 2000 and currently serves as Senior Vice President & Director - DNB's Trust & Investment Group. Mr. Bradford is directly responsible for Personal and Corporate Investment and Trust Services. Prior to joining the Bank, Mr. Bradford was President of The Bradford Financial Group. Prior positions were held with First Union's Capital Management Group and the Glenmede Trust Company.

      Eileen M. Knott (Age 50), joined the Bank in January 1993 and currently serves as Senior Vice President--Auditor and Compliance Officer of the Bank. Ms. Knott is directly responsible for the Bank's Audit and Compliance functions.

      Bruce E. Moroney (Age 44), joined the Bank in May 1992 and currently serves as Chief Financial Officer of both the Corporation and the Bank and as Senior Vice President--Finance Division of the Bank. Mr. Moroney is directly responsible for the Bank's investment portfolio, asset/liability management and financial reporting.

      Joseph M. Stauffer (Age 58), joined the Bank in March 1992 and currently serves as Senior Vice President--Retail Banking Division of the Bank. Mr. Stauffer is directly responsible for the Bank's community offices and marketing.

Management Remuneration

      The following table sets forth for the fiscal year ended December 31, 2000, 1999 and 1998, certain information as to the total remuneration received by any executive officers of the Corporation or the Bank receiving total salary and bonus in excess of $100,000 during each period.

                                                SUMMARY COMPENSATION TABLE

                                                                          Long Term Compensation
                                                                    ------------------------------------
                                    Annual Compensation                       Awards Payouts
                          ----------------------------------------- ------------------------------------
                                                          Other
                                                          Annual    Restricted   Securities
                                                         Compen-       Stock     Underlying     LTIP       All Other
    Name and Principal              Salary     Bonus      sation     Award(s)     Options     Payouts    Compensation
         Position           Year     $ (1)       $          $            $           #           $             $
----------------------------------------------------------------------------------------------------------------------
Henry F. Thorne             2000    175,490    15,000       --         --           4,287        --         12,980(2)
President and Chief         1999    167,190    25,000       --         --           4,288        --         13,304
Executive Officer           1998    159,130    25,000       --         --           4,288        --         15,956

Richard L. Bergey           2000    110,630     7,500       --         --           2,680                   13,078(2)
Senior Vice President       1999    106,070    13,000       --         --           2,680        --          9,071
Credit Services Division    1998    101,580    13,000       --         --           2,680        --         10,715

Ronald K. Dankanich         2000    93,097     12,000       --         --           2,680        --          3,921(2)
Senior Vice President       1999    85,320     15,000       --         --           2,680        --          7,488
Operations Division         1998    81,420     14,000       --         --           2,680        --          8,748

Bruce E. Moroney            2000    93,830     10,000       --         --           2,680        --          7,608(2)
Senior Vice President       1999    87,520     14,000       --         --           2,680        --          7,668
Chief Financial Officer     1998    83,620     14,000       --         --           2,680        --          8,969

------------

(1) Amounts shown include cash compensation earned and received as well as amounts earned but deferred at the officer's election, pursuant to the Bank's 40l(k) Plan.

(2) Amounts shown for 2000 include: (i) matching contributions to the 401(k) Plan accounts ($1,761, $1,659, $1,396 and $1,407, respectively for Messrs. Thorne, Bergey, Dankanich and Moroney); (ii) Long Term Disability & Life Insurance premiums ($901, $761, $639 and $645, respectively for Messrs. Thorne, Bergey, Dankanich and Moroney); and (iii) Contributions to the Bank's Pension Plan ($10,318, $10,658, $1,886 and $5,556, respectively for Messrs. Thorne, Bergey, Dankanich and Moroney).

Stock Option Plan

      On April 25, 1995, the Stockholders of the Corporation approved DNB Financial Corporation's 1995 Stock Option Plan (as amended and restated, effective as of April 27, 1999). Under the Plan, options (both qualified and non-qualified) to purchase a maximum of 284,461 shares of the Corporation's Common Stock may be issued to employees and Directors of the Corporation.

Option Grants in Last Fiscal Year

      The following table provides certain information relating to stock options granted during 2000. Certain officers not appearing in the Summary Compensation table above were also granted stock options during 2000.

      The Corporation's philosophy in granting stock options is primarily to provide a long-term incentive through such rewards, dependent on future increases in the value of the Corporation's Common Stock. Thus, executive officers are encouraged to manage the Corporation with a view toward maximizing long-term stockholder value. Directors of the Corporation are eligible to receive a non-qualified stock option to purchase 1,339 shares of common stock each year. These grants commenced on June 30, 1995 and are expected to continue on an annual basis until June 30, 2004, or until termination of this Plan. Grants of stock options are within the discretion of the Benefits and Compensation Committee by delegation from the Board of Directors. Option exercise prices must be 100% of the fair market value of the shares on the date of option grant and the option exercise period may not exceed ten years except that, with respect to incentive stock options awarded to persons holding 10% or more of the combined voting power of the Corporation, the option exercise price may not be less than 110% of the fair market value of the shares on the date of option grant and the exercise period may not exceed five years.


                                            OPTION GRANTS IN 2000

                                          Individual Grants
                  ----------------------------------------------------------------     Potential Realizable
                       Number of       Percent of                                     Value at Assumed Annual
                         Shares       Total Options                                    Rates of Stock Price
                       Underlying      Granted to                                        Appreciation for
                         Options      Employees in    Exercise or                           Option Term
                    Granted in 2000    Fiscal Year     Base Price       Expiration        5%          10%
Name                      (#)               %         ($/share) (2)        Date            $           $
----              ------------------   ------------   -------------     ----------      -------    -----
Henry F. Thorne            4,287            21             12.98          6-30-10        34,995      88,684
Richard L. Bergey          2,680            13             12.98          6-30-10        21,877      55,441
Ronald K. Dankanich        2,680            13             12.98          6-30-10        21,877      55,441
Bruce E. Moroney           2,680            13             12.98          6-30-10        21,877      55,441

(1) The options in the above table were granted on June 30, 2000 and became exercisable on December 31, 2000.

(2) The exercise or base price is equal to the fair market value of the Corporation's Common Stock on the date of grant, as adjusted, pro rata, to reflect the 5% stock dividend paid in December 2000.

Aggregated Option Exercises and Year-End Value

         The following table summarizes stock options that were exercised during 2000 and the number and value of stock options that were unexercised at December 31, 2000.

             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE TABLE

                                                          Number of                   Value of Unexercised
                                                     Unexercised Options               In-The-Money Options
                    Shares Acquired    Value         At Fiscal Year-end                At Fiscal Year-end
Name                  On Exercise    Realized     Exercisable    Unexercisable   Exercisable(1)  Unexercisable
Henry F. Thorne            --           --          27,074            --              $46,948         $ --
Richard L. Bergey          --           --          19,556            --               44,766           --
Ronald K. Dankanich        --           --          17,776            --               34,401           --
Bruce E. Moroney           --           --          15,286            --               19,907           --

(1) Represents the difference between market value per share as of December 31, 2000 ($14.31) and specific option prices per share.

Employment Agreement

      Effective December 31, 1996, the Bank entered into an employment agreement (the "Agreement") with Henry F. Thorne, President and Chief Executive Officer of the Bank, in order to establish his duties and compensation and to provide for his continued employment with the Bank. The Agreement provides for an initial term of employment of two years, which will be extended automatically for two additional years on each expiration date unless either the Bank or Mr. Thorne gives contrary written notice of not less than ninety days prior to the expiration date. The Agreement also provides that Mr. Thorne's base salary shall be reviewed by the Board of Directors of the Bank at the end of each year. In addition, the Agreement provides for participation in all employee benefit plans, pension plans maintained by the Bank on behalf of the respective employees, as well as fringe benefits normally associated with such officer's position. The Agreement provides for its termination upon the disability of Mr. Thorne or for cause, as defined in the Agreement.

      The Agreement also provides for restrictions on Mr. Thorne's right to compete with the Bank within 25 miles of any bank office or branch, directly or indirectly, for one year following Mr. Thorne's resignation or termination, pursuant to which he receives severance pay. Under the Agreement, if Mr. Thorne is terminated without cause or the two year term is not extended, he will receive severance pay equal to his base annual salary payable over the following year. If the Bank is liquidated or sold under a regulatory order, he will receive severance pay equal to his base annual salary for one year payable over the following year.

      The Agreement provides that if Mr. Thorne's employment is terminated at any time after a change in control of the Bank, or he submits his resignation within twelve months after the date of the change in control, he will receive as a severance payment, a lump sum payment equal to two times the higher of (i) his base salary immediately prior to the change in control or (ii) his base salary at the time of termination.

      For purposes of the Agreement, the term "Change of Control" is defined to mean: A change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), provided that, without limitation, such a change in control shall be deemed to have occurred if (a) any "persons" (as such term is used in Sections 13(d) and 14(d) of the Exchange
Act), other than the Bank, Corporation or any "person" who on the date hereof is a director or officer of the Bank or Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or Corporation representing fifty percent (50%) or more of the combined voting power of the Bank's or Corporation's then outstanding securities, or (b) during any period of two consecutive years during the term of the Agreement, individuals who at the beginning of such period constitute the Board of Directors of the Bank or Corporation cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

Change of Control Agreements

      Effective May 5, 1998 the Bank and the Corporation entered into Change of Control Agreements (individually referred to as an "Agreement" or collectively referred to as the "Agreements") with Messrs. Bergey, Dankanich, Moroney, Stauffer and Ms. Knott (individually referred to as an "Executive" or collectively referred to as the "Executives") in order to provide the Executives with severance payments as additional incentive to induce the Executives to devote their time and attention to the interest and affairs of the Corporation. The Bank and the Corporation entered into a similar agreement with Mr. Bradford on July 18, 2000.

      The Agreements provide that if an Executive's employment is terminated after a change in control of the Corporation or the Bank, that he or she will receive, as a severance payment an amount equal to: (a) the annual base salary paid to the Executive and includible in the Executive's gross income for Federal income tax purposes during the year in which the date of termination occurs by Corporation and any of its subsidiaries subject to United States income tax; multiplied by (b) 1.00. Such payment shall be made in a lump sum within one (1) calendar week following the date of termination, subject to withholding by the Corporation as required by applicable law and regulations. Notwithstanding any provision of the Agreement or any other agreement of the parties, if the severance payment or payments under the Agreement, either alone or together with other payments which the Executive has the right to receive from the Corporation, would constitute a "parachute payment" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision, such lump sum severance payment shall be reduced to the largest amount as will result in no portion of the lump sum severance payment under the Agreement being subject to the excise tax imposed by Section 4999 of the Code.

      For purposes of the Agreement, the term "Change of Control" is defined to mean: A change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), provided that, without limitation, such a change in control shall be deemed to have occurred if (a) any "persons" (as such term is used in Sections 13(d) and 14(d) of the Exchange
Act), other than the Bank, Corporation or any "person" who on the date hereof is a director or officer of the Bank or Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or Corporation representing twenty-five percent (25%) or more of the combined voting power of the Bank's or Corporation's then outstanding securities, or (b) during any period of two consecutive years during the term of the Agreement, individuals who at the beginning of such period constitute the Board of Directors of the Bank or Corporation cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period or (c) the signing of a letter of intent or a formal acquisition or merger agreement between the Corporation or Bank, of the one part, and a third party which contemplates a transaction which would result in a "change of control".

Certain Indebtedness and Transactions with Management

      The Bank makes loans to executive officers and directors of the Bank in the ordinary course of its business. These loans are currently made on substantially the same terms, including interest rates and collateral, as those prevailing at the time the transaction is originated for comparable transactions with nonaffiliated persons, and do not involve more than the normal risk of collectability or present any other unfavorable features. Federal regulations prohibit the Bank from making loans to executive officers and directors of the Corporation or the Bank at terms more favorable than could be obtained by persons not affiliated with the Corporation or the Bank. The Bank's policy towards loans to executive officers and directors currently complies with this limitation. The aggregate outstanding balance of the loans to all executive officers, directors or their affiliates, whose aggregate indebtedness to the Bank exceeded $60,000, at December 31, 2000 represented 4.0% of stockholders' equity of the Corporation on that date.

      The report of the Benefits & Compensation Committee is set forth below.


            Benefits & Compensation Committee Report to Shareholders

      Committee Interlocks and Insider Participation in Group Decisions -- The Benefits & Compensation Committee of the Board of Directors for the Bank is comprised of two independent Directors and the Bank's President and Chief
Executive Officer. The Committee has the responsibility for establishing an appropriate compensation policy for employees, including executive officers of the Bank, and for overseeing the administration of that policy. The President and Chief Executive Officer, Mr. Thorne, does not participate in deliberations relating to his compensation.

      Committee Report on Executive Compensation -- The Committee believes that the overall enhancement of the Corporation's performance and, in turn shareholder value, depends to a significant extent on the establishment of a close relationship between the financial interests of shareholders and those of the Bank's employees, especially its senior management. In addition to a desired pay-for-performance relationship, the Committee also believes that the Bank must maintain an attractive compensation package that will attract, motivate and retain executive officers who are capable of making significant contributions towards the success of the Bank. The key components of the compensation program are base salary, discretionary bonus and long-term incentives.

      Base Salaries -- Base salaries are determined by the assessment of each executive's performance; current salary in relation to the salary range designated for the job; experience; potential for advancement and by the performance of the Corporation. In addition, the committee considers the economic conditions and other external events that affect the operations of the Bank and by comparing the Bank's compensation practices with those of other banks and non-banking companies who are direct competitors for employee's services, including executive talent. The committee utilizes independent compensation consultants for this review. The committee is responsible for reviewing the evaluations of Senior Management and the President and Chief Executive Officer. Each executive is reviewed individually on their leadership skills; their ability to develop staff; and significant department accomplishments which affect the performance of the Bank. In addition, Senior Management is evaluated on their ability to collectively develop and evaluate strategic plans for the future growth of the Bank.

      Discretionary Bonus -- Bonuses are awarded to executives for their performance with respect to the Bank's achievements. These achievements, in the opinion of the Committee, substantially enhanced the long-term business and financial prospects of the Bank. The amounts awarded are based upon the committee's subjective assessment of the contribution of each executive.

      Long Term Incentives -- The Compensation Committee believes that a portion of executive compensation should be dependent on value created for the Bank's shareholders. Through the 1995 Stock Option Plan, the committee makes annual grants of stock options at 100% of the stock's fair market value on the date of grant to executives. Thus, executives are encouraged to manage the Bank with a view toward the future and maximizing shareholder value.

                             Respectfully submitted,

                               THE BENEFITS & COMPENSATION COMMITTEE
                               Henry F. Thorne, Chairman
                               Thomas R. Greenleaf
                               Robert J. Charles

Pension Plan

      The Corporation does not have a retirement or pension plan. The Bank, however, maintains a noncontributory defined benefit pension plan (the "Plan") covering all employees of the Bank, including officers, who have been employed by the Bank for one year and have attained 21 years of age. Prior to May 1, 1985, an individual must have attained the age of 25 and accrued one year of service. The Plan provides pension benefits to eligible retired employees at 65 years of age equal to 1.5% of their average monthly pay multiplied by their years of accredited service. The accrued benefit is based on the monthly average of their highest five consecutive years of their last ten years of service.

      The following table shows the estimated annual retirement benefit payable pursuant to the Plan of an employee currently 65 years of age, whose highest salary remained unchanged during his last five years of employment and whose benefit will be paid for the remainder of his life.

      During 2001, the Bank does not anticipate making a contribution to the 2000 Plan Year due to the Plan's funding status. The benefits listed in the table are not subject to any deduction for Social Security or other offset. Annual retirement benefits are paid monthly to an employee during his lifetime. An employee may elect to receive lower monthly payments, in order for his or her surviving spouse to receive monthly payments under the Plan for the remainder of their life.


                                  Amount of Annual Retirement Benefit
         Average                      With Credited Service Of: (1)
     Annual Earnings       10 Years      20 Years      30 Years       40 Years
     ---------------       --------      --------      --------       --------

         $ 25,000          $ 3,750       $ 7,500        $11,250       $ 15,000
           50,000            7,500        15,000         22,500         30,000
           75,000           11,250        22,500         33,750         45,000
          100,000           15,000        30,000         45,000         60,000
          125,000           18,750        37,500         56,250         75,000
          150,000           22,500        45,000         67,500         90,000
          175,000           25,500        51,000         76,500        102,000
          200,000           25,500        51,000         76,500        102,000

___________________
(1) Messrs. Thorne, Bergey, Dankanich and Moroney have 9 years, 8 years, 28 years and 9 years, respectively, of credited service under the Plan. Earnings in excess of $170,000 are not considered in determining the pension benefit.


      The Bank adopted an arrangement for supplemental compensation (the "Supplemental Plan") for its Chief Executive Officer (the "Executive") during 1999. The Supplemental Plan provides that the Bank and the Executive share in the rights to the cash surrender value and death benefits of a split-dollar life insurance policy (the "Split-dollar Policy") and provides for additional compensation to the Executive, equal to any income tax consequences related to the Supplemental Plan until retirement. The Split-dollar Policy is designed to provide the Executive, upon attaining age 65, with projected annual after-tax distributions of approximately $35,000, funded by loans against the cash surrender value of the Split-dollar Policy. In addition, the Split-dollar Policy is intended to provide the Executive with a projected death benefit of $750,000. Neither the insurance company nor the Bank has guaranteed any minimum cash value under the Supplemental Plan. To fund the annual premium on the Split-dollar Policy and mitigate the obligations under this Plan, the Bank has purchased an additional life insurance policy on the Executive's life (the "BOLI Policy") with an initial deposit of $1.5 million. The amount of the BOLI Policy has been calculated so that the projected increases in its cash surrender value will substantially offset the Bank's expense related to the Split-dollar Policy.

401(k) Retirement Savings Plan

      During the fourth quarter of 1994, the Bank adopted a retirement savings plan intended to comply with Section 40l(k) of the Internal Revenue Code of 1986. Employees become eligible to participate after six months of service, and will thereafter participate in the 401(k) plan for any year in which they have been employed by the Bank for at least 501 hours. In general, amounts held in a participant's account are not distributable until the participant terminates employment with the Bank, reaches age 59 1/2, dies or becomes permanently disabled.

      Participants are permitted to authorize pre-tax savings contributions to a separate trust established under the 401(k) plan, subject to limitations on deductibility of contributions imposed by the Internal Revenue Code. The Bank makes matching contributions of $.25 for every dollar of deferred salary, up to 6% of each participant's annual compensation. Each participant is 100% vested at all times in employee and employer contributions. The Corporation's matching contributions to the 40l(k) plan for 2000 was $41,000.

Insurance

      All eligible full time employees of the Bank are covered as a group by basic hospitalization, major medical, long-term disability, term life and a prescription drug plan. The Bank pays the total cost of the plans for employees with the exception of medical, in which there is cost sharing by the employees and a co-payment required by the employees for the prescription drug plan.

                          Corporation Performance Graph

      The following graph presents the five year cumulative total return on DNB Financial Corporation's common stock, compared to the S&P 500 Index and S&P Financial Index for the five year period ended December 31, 2000. The comparison assumes that $100 was invested in the Corporation's common stock and each of the foregoing indices and that all dividends have been reinvested.


                             Corporation Performance
                 Comparison Of Five Year Cumulative Total Return
        Among DNB Financial Corp., S&P 500 Index and S&P Financial Index

                                [OBJECT OMITTED]

(The Performance Graph appears here. See the table below for plot points.)

                                                    December 31,
                             1995       1996       1997       1998      1999       2000
S&P 500 Index               100.00     122.68     163.29     209.57     253.33     230.45
S&P 500 Financial Index     100.00     134.66     195.56     221.46     230.31     289.63
DNB Financial Corp.         100.00     135.36     284.44     296.13     178.66     163.65

                                   PROPOSAL 2

           APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

         The Board of Directors has approved an amendment to the Corporation's Amended and Restated Articles of Incorporation (i) to provide that a 75% shareholder vote requirement shall only apply to those mergers, consolidations and similar transactions which have not received the approval of the
Corporation's Board of Directors, and (ii) to correct an incorrect numerical reference in Article 6 thereof. To be adopted, this proposal requires the affirmative vote of the holders of at least 75% of the outstanding shares of Common Stock.

         The Board of Directors believes that it would be in the best interests of the Corporation and its shareholders to adopt the proposed amendment, because the proposed amendment will make it easier for the Corporation to take advantage of opportunities for business combinations the Board of Directors determines would be beneficial to the Corporation or its shareholders.

      The proposed amendment provides for the insertion of a new second sentence in Article 6 thereof as follows:

            "The foregoing sentence shall not, however, apply to any particular transaction, and such transaction shall require only such affirmative vote as is required by any other provision of these Articles or any provision of law, if the transaction shall have been approved by a two-thirds vote of the Board of Directors."

      The proposed amendment also replaces the incorrect reference to Article 7 in the final sentence of Article 6 thereof, so that Article 6 reads as follows:

            "This Article 6 may not be amended unless first approved by the affirmative vote of the holders of at least seventy-five percent (75%) of the outstanding shares of Common Stock of this corporation."

      As a result of the proposed amendment, Article 6 of the Corporation's Amended and Restated Articles of Incorporation would read in full as follows:

            "6. No merger, consolidation, liquidation or dissolution of this corporation nor any action that would result in the sale or other disposition of all or substantially all of the assets of this corporation shall be valid unless first approved by the affirmative vote of the holders of at least seventy-five percent (75%) of the outstanding shares of Common Stock of this corporation. The foregoing sentence shall not, however, apply to any particular transaction, and such transaction shall require only such affirmative vote as is required by any other provision of these Articles or any provision of law, if the transaction shall have been approved by a two-thirds vote of the Board of Directors. This
            Article  6  may  not  be  amended   unless  first  approved  by  the
            affirmative vote of the holders of at least seventy-five percent (75%) of the outstanding shares of Common Stock of this corporation."

         The purpose of the proposed amendment is to give the Corporation's Board of Directors additional flexibility in acting upon proposals for business combinations and other fundamental transactions on a timely and responsive basis. The Board of Directors believes that a 75% shareholder approval requirement for transactions determined by it to be in the best interest of the Corporation and its shareholders could be a disincentive to third parties and could make it more difficult to reach agreements favorable to the Corporation and its shareholders.

         Article 6 of the present Amended and Restated Articles of Incorporation requires the affirmative vote of the holders of at least seventy-five percent (75%) of the outstanding shares of Common Stock of the Corporation to approve a merger, consolidation, liquidation or dissolution of the Corporation or any
action  that  would  result  in  the  sale  or  other   disposition
of all or substantially all of the assets of the Corporation (a "fundamental transaction"), even if the Board of Directors approves the transaction. If the proposed amendment is approved and the Corporation's Amended and Restated Articles of Incorporation are amended in accordance therewith, fundamental transactions approved by the Corporation's Board of Directors may only require the approving vote of the holders of a majority of the outstanding shares of Common Stock of the Corporation.

         This change could make it easier for the Corporation to complete fundamental transactions approved by the Board of Directors. These could include transactions in which the Corporation acquires control of other organizations, as well as transactions in which another organization might acquire control of the Corporation.

         The proposed amendment would not reduce the shareholder vote required for certain fundamental transactions (including attempts to acquire control of the Corporation) that are not approved by the Board of Directors, although in certain circumstances, certain types of fundamental transactions may not require the approval of 75% of the existing shareholders whether or not the proposal is adopted. For example, fundamental transactions engaged in by a subsidiary of a parent corporation may not require the approval of the parent corporation's shareholders. As another example, whether upon purchases of shares in market transactions or issuance of additional shares by the Board of Directors, a party acquiring control of the Corporation may acquire sufficient votes to authorize a fundamental transaction even if less than 75% of the disinterested shareholder votes approve it.

Unless marked to the contrary, the shares represented by the enclosed Proxy will be voted FOR Proposal 2.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

                                   PROPOSAL 3

                      RATIFICATION OF INDEPENDENT AUDITORS

      The Corporation's independent auditors for the fiscal year ended December 31, 2000 were KPMG LLP. The Corporation's Board of Directors has reappointed KPMG LLP to continue as independent auditors for the fiscal year ending December 31, 2001 subject to ratification of such appointment by the stockholders. Representatives of KPMG LLP are expected to attend the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

Audit Fees

      The aggregate fees billed for professional services rendered by KPMG LLP for the audit of our annual consolidated financial statements for the year ended December 31, 2000, and the reviews of the condensed financial statements included in our quarterly Report on Forms 10-Q for the year ended December 31, 2000, were $77,000.

Financial Information Systems Design and Implementation Fees

      There were no fees billed for information technology services rendered by KPMG LLP during the year ended December 31, 2000.

All Other Fees

      The aggregate fees billed for all non-audit services, exclusive of the fees, if any, disclosed above relating to information technology services but including fees for tax-related services, rendered by KPMG LLP during the year ended December 31, 2000, were $18,000.

Consideration of Non-audit Services Provided by the Independent Accountant

      The audit  committee has  considered  whether the services  provided under
other  non-audit   services  are  compatible  with   maintaining  the  auditor's
independence.


                   Audit Committee and Audit Committee Report

      In accordance with and to the extent permitted by applicable law or regulation, the information contained in this section of the Proxy Statement regarding the Audit Committee, the Report of the Audit Committee and the Audit Committee charter shall not be deemed incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Audit Committee

      The Board of Directors of the Corporation has appointed an Audit Committee composed of three directors, each of whom is independent as defined in Rule 4200(a) of the National Association of Securities Dealers' ("NASD") listing standards, as applicable and as it may be modified or supplemented. The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Corporation's accounting functions and internal controls. Management is responsible for the Corporation's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

Audit Committee Report

      Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of the Corporation's Board of Directors submits the following report:


                     Audit Committee Report to Shareholders

      In connection with its responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December
31, 2000 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

      Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

                                               Respectfully submitted,

                                               THE AUDIT COMMITTEE
                                               James H. Thornton,  Chairman
                                               Louis N. Teti
                                               Joseph G. Riper

Audit Committee Charter

         The Audit Committee has adopted a charter. A copy of the charter is attached to this Proxy Statement as Appendix A.

Unless marked to the contrary, the shares represented by the enclosed Proxy will be voted FOR the ratification of KPMG LLP as the independent auditors of the Corporation.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE CORPORATION.

Stockholder Proposals

      To be eligible for inclusion in the Corporation's proxy materials relating to the Annual Meeting of Stockholders to be held in 2002, a stockholder proposal must be received by the Secretary of the Corporation at the address set forth on the first page of this Proxy Statement, not later than November 21, 2001. Any such proposal will be subject to Rule 14a-8 of the rules and regulations of the SEC.

      In connection with the Corporation's 2002 annual meeting and pursuant to Rule 14a-4 under the Exchange Act, if the shareholder's notice is not received by the Corporation on or before February 4, 2002, the Corporation (through management proxy holders) may exercise discretionary voting authority when the proposal is raised at the annual meeting without any reference to the matter in the proxy statement.

Other Matters Which May Properly Come Before The Meeting

      The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

      Whether or not you intend to be present at this Annual Meeting, you are urged to return your proxy promptly. If you are present at this Annual Meeting and wish to vote your shares in person, your proxy may be revoked upon request.

      A COPY OF THE FORM 10-K FOR THE PERIOD ENDED DECEMBER 31, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF THE RECORD DATE UPON WRITTEN REQUEST TO BRUCE E. MORONEY, DNB FINANCIAL CORPORATION, 4 BRANDYWINE AVENUE, DOWNINGTOWN, PA 19335-0904 OR BY CONTACTING MR. MORONEY AT 610-873-5253 OR bmoroney@dnb4you.com.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Ronald K. Dankanich

                                        Ronald K. Dankanich, Secretary
Downingtown, Pennsylvania
March 21, 2001


YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

Purpose

      The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain a free and open means of communication among the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

Membership

      There shall be a committee of the board of directors to be known as the Audit Committee. This committee will be composed of not less than three members of the board who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member. All members of the committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the committee shall have accounting or related financial management expertise. Each member will hold their position on the committee until their successors shall be duly elected and qualified. The board will appoint the chairperson. No officer or employees of the corporation or its subsidiaries will serve on the committee.

Meetings

      The committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the committee or each of these groups believe should be discussed privately. In addition, the committee or at least its chair should meet with the independent accountants and/or management quarterly to review the corporate financial statements.

Responsibilities

       In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

      In carrying out these responsibilities, the audit committee will:

      o Review and recommend to the directors the independent accountants to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

      o Meet with the independent accountants and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent accountants.

      o Review with the independent accountants, the corporation's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls, to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

      o Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

      o Receive prior to each meeting a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

      o Review or discuss with management and the independent accountants the financial statements contained in the annual report to shareholders, to determine that the independent accountants are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

      o Provide sufficient opportunity for the internal auditors and the independent accountants to meet with the members of the audit committee, without members of management present. Among the items to be discussed in these meeting are the independent accountants' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent accountants received during the course of the audit.

      o Review accounting and financial human resources and succession planning with the corporation.

      o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

      o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

      o Meet with management and the independent accountants to review and discuss the annual, audited financial statements and the accompanying audit report, management letter and other materials or recommendations submitted by the independent accountants.

      o Make recommendations to the Board of Directors regarding inclusion of the audited consolidated financial statements in the corporation's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission.

      o Discuss with the independent accountants as necessary the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees); review written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and discuss with the independent accountants that firm's independence.

      o Monitor and assess the independence of the corporation's auditors, and evaluate other, non-audit services provided by the corporation's independent accountants and determine whether such services, and the fees paid therefore, are compatible with maintaining the auditors' independence.

                                 REVOCABLE PROXY
                            DNB FINANCIAL CORPORATION

 [ X ] PLEASE MARK VOTES
       AS IN THIS EXAMPLE

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 24, 2001

The undersigned hereby constitutes and appoints Richard D. Thatcher, L. Ruth Patterson and Brian R. Formica and each and any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of DNB Financial Corporation (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held at the Central Presbyterian Church, 100 W. Uwchlan Avenue, Downingtown, Pennsylvania on Tuesday, April 24, 2001 at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof as follows with respect to the following matters as described in the Proxy Statement:


Please be sure to sign and date this Proxy in the box below.  Date____________

-----------------------------------------------------------


-----------------------------------------------------------
Stockholder sign above            Co-holder (if any) sign above


                                                  With-    For All
                                           For    held     Except
1.  ELECTION OF DIRECTORS: for all        [   ]   [   ]     [   ]
nominees listed below (except as
marked to the contrary below):

William S. Latoff and Joseph G. Riper

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
----------------------------------------------------------------


2.  To amend the Corporation's Amended              For   Against  Abstain
and Restated Articles of Incorporation (i)         [   ]   [   ]     [   ]
to provide that a 75% shareholder vote
requirement shall only apply to those
mergers, consolidations and similar
transactions which have not received the approval of the Corporation's Board of Directors, and (ii) to correct an incorrect numerical reference in Article 6 thereof.

3.  To ratify the appointment of KPMG, LLP          For   Against  Abstain
as the independent auditor for the fiscal          [   ]   [   ]     [   ]
year ending December 31, 2001.


                            ------------------------

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED SHAREHOLDER, IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE AND FOR PROPOSAL 2 AND PROPOSAL 3 IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING.

--------------------------------------------------------------------------------
    Detach above card, sign, date and mail in postage paid envelope provided.
                            DNB FINANCIAL CORPORATION


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Please sign exactly as your name appears on this card, date and return this card promptly using the enclosed envelope. Executors, administrators, guardians, officers of corporations, and others signing in a fiduciary capacity should state their full title as such.
              WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING,
             PLEASE ACT PROMPTLY. SIGN, DATE & MAIL YOUR PROXY CARD
                       TODAY, USING THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------